Statutory Financial Information (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statutory Financial Information (Textual) [Abstract]
State of Ohio insurance laws description	The State of Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding 12 months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year
Dividend distributions made for the period	12 months
Statutory basis policyholders surplus	10.00%
Cash dividend paid	$ 40	$ 0	$ 0
NLIC paid dividend	$ 724